UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 15, 2002

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of CC MASTER CREDIT CARD TRUST II (FORMERLY
CHEVY CHASE MASTER CREDIT CARD TRUST II))

Laws of the United States	33-99334	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code	)

(302) 594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

This Amendment No.1 on Form 8-K/A is being filed solely for the purpose of filing corrected Exhibit 99.3 which shall replace Exhibit 99.3 as originally filed with this form 8-K.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.

The following exhibits are filed as a part of this report:

99.1	Excess Spread Analysis

99.2	Monthly Certificateholders’ Statement for Series 1995-C

99.3	Monthly Statement to Certificateholders for Series 1995-C

99.4	Monthly Certificateholders’ Statement for Series 1996-C

99.5	Monthly Statement to Certificateholders for Series 1996-C

99.6	Monthly Certificateholders’ Statement for Series 1998-A

99.7	Monthly Statement to Certificateholders for Series 1998-A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
(formerly FIRST USA BANK, NATIONAL ASSOCIATION)
As Servicer of the CC Master Credit Card Trust II
(formerly Chevy Chase Master Credit Card Trust II)

By:	/s/ MICHAEL J. GRUBB
Name: Michael J. Grubb
Title: First Vice President

Date:  December 23, 2002

Exhibit Index

Exhibit No.	Description

99.1	Excess Spread Analysis

99.2	Monthly Certificateholders’ Statement for Series 1995-C

99.3	Monthly Statement to Certificateholders for Series 1995-C

99.4	Monthly Certificateholders’ Statement for Series 1996-C

99.5	Monthly Statement to Certificateholders for Series 1996-C

99.6	Monthly Certificateholders’ Statement for Series 1998-A

99.7	Monthly Statement to Certificateholders for Series 1998-A